                                                                  EXECUTION COPY
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                          REGISTRATION RIGHTS AGREEMENT

                    This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of July 13, 2006, by and among G-III Apparel Group, Ltd., a Delaware corporation, with headquarters located at 512 Seventh Avenue, New York, New York
10018 (the " COMPANY "), and the undersigned purchasers (each, a "BUYER", and collectively, the "BUYERS").

                                     WHEREAS

                  A. In connection with (i) the Securities Purchase Agreement, dated as of July 13, 2006, by and among the Company and the Buyers (the
"SECURITIES PURCHASE AGREEMENT") and (ii) the Securities Purchase Agreement,
dated as of July 13, 2006, by and among Aron Goldfarb and the Buyers (the
"SELLING STOCKHOLDER PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase
Agreement, to issue and sell to each Buyer (i) shares (the "COMMON SHARES") of the Company's common stock, par value $0.01 per share (the "COMMON STOCK") and
(ii) certain Warrants (such Warrants, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the
"WARRANTS") to purchase additional shares of Common Stock (as exercised collectively, the "WARRANT SHARES") in accordance with the terms of the Warrants and Aron Goldfarb has agreed, upon the terms and subject to the conditions set forth in the Selling Stockholder Purchase Agreement, to issue and sell to each
Buyer Common Shares.

                  B. In accordance with the terms of the Securities Purchase
Agreement and the Selling Stockholder Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.

                  NOW, THEREFORE, in consideration of the premises and the
mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

                  1.  Definitions. Capitalized terms used herein and not
otherwise defined herein shall have the respective meanings set forth in the
Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                       a. "BUSINESS DAY" means any day other than Saturday,
Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                       b. "CLOSING DATE" shall have the meaning set forth in the
Securities Purchase Agreement.

                       c. "EFFECTIVE DATE" means the date that the Registration
Statement is first declared effective by the SEC.

                       d. "EFFECTIVENESS DEADLINE" means the date which is (i)
in the event that the Registration Statement is not subject to review by the
SEC, 90 calendar days after the Closing Date or (ii) in the event that the
Registration Statement is subject to review by the SEC, 120 calendar days after the Closing Date.

                       e. "FILING DEADLINE" means 30 calendar days after the
Closing Date.

                       f. "INVESTOR" means a Buyer, any transferee or assignee
thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                       g. "PERSON" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                       h. "REGISTER," "REGISTERED," and "REGISTRATION" refer to
a registration effected by preparing and filing one or more Registration
Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such
Registration Statement(s) by the SEC.

                       i. "REGISTRABLE SECURITIES" means (i) the Common Shares,
(ii) the Warrant Shares issued or issuable upon exercise of the Warrants and
(iii) any shares of capital stock of the Company issued or issuable with respect to the Common Shares, the Warrant Shares or the Warrants without regard to any limitations on exercise of the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, that any Registrable Securities that have been sold pursuant to a Registration
Statement or Rule 144 promulgated under the Securities Act or that are eligible for resale under Rule 144(k) shall no longer be Registrable Securities. For purposes of clarification only, the shares of Common Stock being sold by Aron
Goldfarb to the Buyers pursuant to the terms of the Selling Stockholder Purchase
Agreement shall be included in the definition of Registrable Securities.

                       j. "REGISTRATION STATEMENT" means a registration
statement or registration statements of the Company filed under the Securities
Act covering the Registrable Securities.

                       k. "REQUIRED HOLDERS" means the holders of at least a
majority of the Registrable Securities.

                       l. "RULE 415" means Rule 415 under the Securities Act or
any successor rule providing for offering securities on a continuous or delayed basis.

                       m. "SEC" means the United States Securities and Exchange
Commission.

                       Capitalized terms used herein and not otherwise defined
herein shall have the respective meanings set forth in the Securities Purchase
Agreement.

                  2.   Registration.

                       a. Mandatory Registration. The Company shall prepare,
and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall file a Registration Statement on Form S-1, subject to the

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provisions of Section 2(d). The Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Selling Stockholders" and "Plan
of Distribution" sections attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the
Effectiveness Deadline. By 9:30 a.m. on the Business Day following the Effective
Date, the Company shall file with the SEC in accordance with Rule 424 under the
Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

                       b. Allocation of Registrable Securities. The initial
number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable
Securities held by each Investor at the time of the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable
Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in the Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such
Investors which are covered by such Registration Statement In no event shall the
Company include any securities other than (i) Registrable Securities and (ii)
such number of shares of Common Stock as may be requested pursuant to the exercise of existing piggyback registration rights disclosed in the schedules to the Securities Purchase Agreement, in any Registration Statement without the prior written consent of the Required Holders.

                       c. Legal Counsel. Subject to Section 5 hereof, the
Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Lowenstein Sandler PC or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

                       d. Ineligibility for Form S-3. In the event that Form S-3
is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable
Securities on another appropriate form reasonably acceptable to the Required
Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a
Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                       e. Sufficient Number of Shares Registered. In the event
the number of shares available under a Registration Statement filed pursuant to
Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 125% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new
Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the Company becomes aware of the necessity therefor. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of shares of Common Stock available for resale under such
Registration Statement

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is less than the number of Registrable Securities. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the exercise of the Warrants and such calculation shall assume that the Warrants are then exercisable into shares of Common Stock.

                       f. Effect of Failure to File and Obtain and Maintain
Effectiveness of Registration Statement. Subject to Section 4, if (i) a
Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this
Agreement is (A) not filed with the SEC on or before the respective Filing
Deadline (a "FILING FAILURE") or (B) not declared effective by the SEC on or before the respective Effectiveness Deadline (an "EFFECTIVENESS FAILURE") or
(ii) on any day after the Effective Date sales of all of the Registrable
Securities required to be included on such Registration Statement cannot be made
(other than during an Allowable Grace Period (as defined in Section 3(r))
pursuant to such Registration Statement or otherwise (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, to register a sufficient number of shares of Common
Stock or to maintain the listing of the Common Stock) (a "MAINTENANCE FAILURE")
then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common
Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable
Securities relating to such Registration Statement an amount in cash equal to one and one half percent (1.5%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor's Common Shares relating to the Registrable Securities included in such Registration Statement on each of the following dates: (i) the initial day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; (ii) the initial day of an
Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness
Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as "REGISTRATION DELAY PAYMENTS." Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I)
every thirtieth day after the event or failure giving rise to the Registration
Delay Payments has occurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such
Registration Delay Payments shall bear interest at the rate of one and one half percent (1.5%) per month (prorated for partial months) until paid in full.
Notwithstanding anything herein to the contrary, (i) no Registration Delay
Payments shall be due and payable with respect to the Warrants or the Warrant
Shares, (ii) the Registration Delay Payments payable to any Investor in any thirty (30) day period shall not exceed one and one half percent (1.5%) of the aggregate Purchase Price of such Investor's Common Shares, and (iii) in no event shall the Registration Delay Payments exceed ten percent (10%) of the aggregate
Purchase Price of such Investor's Common Shares.

                   3. Related Obligations. At such time as the Company is
obligated to file a Registration Statement with the SEC pursuant to Section
2(a), 2(d) or 2(e), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                       a. The Company shall promptly prepare and file with the
SEC a Registration Statement with respect to the Registrable Securities and use its reasonable best efforts to cause such Registration Statement relating to the
Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall

                                      -4-

keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the
Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the Securities Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the
"REGISTRATION PERIOD"). The Company shall ensure that each Registration
Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term "best efforts"
shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular
Registration Statement, as the case may be, and (ii) the approval of Legal
Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

                       b. The Company shall prepare and file with the SEC such
amendments (including post-effective amendments) and supplements to a
Registration Statement and the prospectus used in connection with such
Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such
Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable
Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such
Registration Statement. In the case of amendments and supplements to a
Registration Statement which are required to be filed pursuant to this Agreement
(including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the
Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC as soon as practicable but in no event more than two (2) Business Days after the filing of the 1934 Act report which created the requirement for the Company to amend or supplement such Registration Statement.

                       c. The Company shall (A) permit Legal Counsel to review
and comment upon (i) a Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all
Registration Statements (except for Annual Reports on Form 10-K, and Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. Notwithstanding the foregoing, in no event shall the filing with the SEC of any such Registration
Statement or amendment or supplement thereto be delayed beyond the date and time on which it is required by law to be filed. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld or delayed. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s)
thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor and not otherwise available on the EDGAR system, and all exhibits and (iii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such

                                      -5-

Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

                       d. The Company shall furnish to each Investor whose
Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor and not otherwise available on the EDGAR system, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request)
and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such
Investor.

                       e. The Company shall use its reasonable best efforts to
(i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky"
laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments)
and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv)
take all other actions reasonably necessary or advisable to qualify the
Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify
Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

                       f. The Company shall notify Legal Counsel and each
Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section
3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The
Company shall also promptly notify Legal Counsel and each Investor in writing
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                                      -6-

                       g. The Company shall use its reasonable best efforts to
prevent the issuance of any stop order or other suspension of effectiveness of a
Registration Statement, or the suspension of the qualification of any of the
Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

                       h. If any Investor may be required under applicable
securities law to be described in the Registration Statement as an underwriter, the Company shall make available for inspection by (i) any Investor, (ii) Legal
Counsel and (iii) one firm of accountants or other agents retained by the
Investors (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company
(collectively, the "RECORDS"), as shall be reasonably deemed necessary by each
Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the
Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                       i. The Company shall hold in confidence and not make any
disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws or the applicable trading market, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any
Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                       j. The Company shall use its reasonable best efforts
either to (i) cause all of the Registrable Securities covered by a Registration
Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation and quotation of all the Registrable
Securities covered by a Registration Statement on The Nasdaq Global Market or
(iii) if, despite the Company's reasonable best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation of all of the Registrable Securities on the American
Stock Exchange for such Registrable Securities and, without limiting the

                                      -7-

generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the National Association of
Securities Dealers, Inc. ("NASD") as such with respect to such Registrable
Securities or (iv) if, despite the Company's reasonable best efforts, the
Company is unsuccessful in satisfying the preceding clauses (i)-(iii), to secure the inclusion for quotation of all of the Registrable Securities on the NASD's
OTC Bulletin Board. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

                       k. The Company shall cooperate with the Investors who
hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                       l. If requested by an Investor, the Company shall (i) as
soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of
Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any
Registrable Securities.

                       m. The Company shall use its reasonable best efforts to
cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable
Securities.

                       n. The Company shall make generally available to its
security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a
Registration Statement.

                       o. The Company shall otherwise use its reasonable best
efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                       p. On the date hereof, the Company shall furnish
instructions to its transfer agent in the form attached hereto as Exhibit A.

                       q. Within two (2) Business Days after a Registration
Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration
Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

                       r. Notwithstanding anything to the contrary herein, at
any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the

                                      -8-

Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company in consultation with its counsel, in the best interest of the Company (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed twenty (20)
consecutive trading days and forty (40) trading days (which need not be consecutive) and the first day of any Grace Period must be at least two (2)
trading days after the last day of any prior Grace Period (each, an "ALLOWABLE
GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of
Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists) prior to the Investor's receipt of the notice of a
Grace Period and for which the Investor has not yet settled.

                  4.   Obligations of the Investors.

                       a. At least five (5) Business Days prior to the first
anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such
Investor if such Investor elects to have any of such Investor's Registrable
Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such
Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                       b. Each Investor, by such Investor's acceptance of the
Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any
Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's
Registrable Securities from such Registration Statement.

                       c. Each Investor agrees that, upon receipt of any notice
from the Company of the happening of any event of the kind described in first sentence of Section 3(f), Section 3(g) or Section 3(q), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any
Registration Statement(s) covering such Registrable Securities until such
Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of
Registrable Securities with respect to which an Investor has entered into a contract for

                                      -9-

sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in the first sentence of Section
3(f), Section 3(g) or Section 3(q) and for which the Investor has not yet settled.

                       d. Each Investor covenants and agrees that it will comply
with any applicable prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of
Registrable Securities pursuant to a Registration Statement.

                  5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and the legal fees and expenses of the Legal Counsel, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.
All underwriting discounts and selling commissions applicable to the sale of the
Registrable Securities and the legal fees and expenses of the Legal Counsel shall be paid by the Investors.

                  6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                       a. To the fullest extent permitted by law, the Company
will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the
Securities Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED
DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof)
arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration
Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable
Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to Section
6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a
Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such
Indemnified Person expressly for use in connection with the preparation of the
Registration

                                      -10-

Statement or any such amendment thereof or supplement thereto and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified
Person and shall survive the transfer of the Registrable Securities by the
Investors pursuant to Section 9.

                       b. In connection with any Registration Statement in which
an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, employees, agents, representatives and each Person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act (each, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the 1934 Act or otherwise, insofar as such
Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the
Company by such Investor expressly for use in connection with such Registration
Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of
Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the
Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                       c. Promptly after receipt by an Indemnified Person or
Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section
6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified
Person or the Indemnified Party, as the case may be; provided, however, that an
Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such
Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of Indemnified Person or Indemnified Party, as the case may be, the representation by such counsel of the Indemnified Person or
Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or
Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the
Registration Statement to which the Claim relates. The Indemnified Party or
Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying

                                      -11-

party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or
Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the
Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such
Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the
Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

                       d. The indemnification required by this Section 6 shall
be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                       e. The indemnity agreements contained herein shall be in
addition to (i) any cause of action or similar right of the Indemnified Party or
Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                  7.   Contribution. If the indemnification provided for in
Section 6 is held by a court of competent jurisdiction to be unavailable to an
Indemnified Person with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such
Indemnified Person hereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Person on the other in connection with the statements or omissions (or alleged statements or omissions) which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnified Person shall be determined by reference to, among other things, whether the untrue (or alleged untrue)
statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission;
provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable
Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such
Registration Statement.

                                      -12-

                  8.   Reports Under the 1934 Act. With a view to making
available to the Investors the benefits of Rule 144 promulgated under the
Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                       a. make and keep public information available, as those
terms are understood and defined in Rule 144;

                       b. file with the SEC in a timely manner all reports and
other documents required of the Company under the Securities Act and the 1934
Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of
Rule 144; and

                       c. furnish to each Investor so long as such Investor owns
Registrable Securities, promptly upon request, (i) a written statement by the
Company, if true, that it has complied with the reporting requirements of Rule
144, the Securities Act and the 1934 Act, (ii) if not available on EDGAR, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                  9.   Assignment of Registration Rights. The rights under this
Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the
Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the
Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities
Purchase Agreement.

                  10.  Amendment of Registration Rights. Provisions of this
Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required
Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the
Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this
Agreement unless the same consideration also is offered to all of the parties to this Agreement.

                  11.  Miscellaneous.

                       a. A Person is deemed to be a holder of Registrable
Securities whenever such Person owns or is deemed to own of record such
Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same
Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable
Securities.

                                      -13-

                       b. Any notices, consents, waivers or other communications
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                                    G-III Apparel Group, Ltd.
                                    512 Seventh Avenue
                                    New York, New York 10018
                                    Telephone:       (212) 403-0500
                                    Facsimile:       (212) 719-0921
                                    Attention:       Wayne Miller

                           With a copy (for informational purposes only) to:

                                    Fulbright & Jaworski L.L.P.
                                    666 Fifth Avenue
                                    New York, New York 10103
                                    Telephone:       (212) 318-3000
                                    Facsimile:       (212) 318-3400
                                    Attention:       Neil Gold, Esq.

                           If to Legal Counsel:

                                    Lowenstein Sandler PC
                                    1251 Avenue of the Americas
                                    New York, New York  10020
                                    Telephone:       (212) 262-6700
                                    Facsimile:       (212) 262-7402
                                    Attention:       Michael D. Maline, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of
Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B)
mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                       c. Failure of any party to exercise any right or remedy
under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                                      -14-

                       d. All questions concerning the construction, validity,
enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in
The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this
Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY
RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION
OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS
AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                       e. This Agreement, the other Transaction Documents (as
defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                       f. Subject to the requirements of Section 9, this
Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                       g. The headings in this Agreement are for convenience of
reference only and shall not limit or otherwise affect the meaning hereof.

                       h. This Agreement may be executed in identical
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this
Agreement.

                       i. Each party shall do and perform, or cause to be done
and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                       j. All consents and other determinations required to be
made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

                                      -15-

                       k. The language used in this Agreement will be deemed to
be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party, determined as if all Warrants then outstanding have been exercised for Registrable Securities without regard to any limitations on exercises of the Warrants.

                       l. This Agreement is intended for the benefit of the
parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other
Person.

                       m. The obligations of each Buyer hereunder are several
and not joint with the obligations of any other Buyer, and no provision of this
Agreement is intended to confer any obligations on any Buyer vis-a-vis any other
Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

                            [Signature Page Follows]

                                      -16-

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                       COMPANY:

                                       G-III APPAREL GROUP, LTD.

                                       By: /S/ WAYNE S. MILLER
                                           -------------------------------
                                        Name:  Wayne S. Miller
                                        Title: Chief Operating Officer

         IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                 BUYERS:

                                 PRENTICE CAPITAL PARTNERS, LP
                                 By:  Prentice Capital GP, LLC

                                 By:    /S/ MATHEW B. HOFFMAN
                                        ---------------------
                                        Name: Mathew B. Hoffman
                                        Title:   General Counsel

                                 PRENTICE CAPITAL PARTNERS QP, LP
                                 By:  Prentice Capital GP, LLC

                                 By:    /S/ MATHEW B. HOFFMAN
                                        ---------------------
                                        Name: Mathew B. Hoffman
                                        Title:   General Counsel

                                 PRENTICE CAPITAL OFFSHORE, LTD.
                                 By:  Prentice Capital Management, LP, its investment manager

                                 By:    /S/ MATHEW B. HOFFMAN
                                        ---------------------
                                        Name: Mathew B. Hoffman
                                        Title:   General Counsel

                                 GPC XLIII, LLC
                                 By:  Prentice Capital Management, LP, its advisor

                                 By:    /S/ MATHEW B. HOFFMAN
                                        ---------------------
                                        Name: Mathew B. Hoffman
                                        Title:   General Counsel

                                 PEC I, LLC
                                 By:  Prentice Capital Management, LP, its manager

                                 By:    /S/ MATHEW B. HOFFMAN
                                        ---------------------
                                        Name: Mathew B. Hoffman
                                        Title:   General Counsel

                                 S.A.C. CAPITAL ASSOCIATES, LLC
                                 By: S.A.C. Capital Advisors, LLC

                                 By:    /S/ PETER A. NUSSBAUM
                                        ---------------------
                                        Name: Peter A. Nussbaum
                                        Title:   General Counsel

                               SCHEDULE OF BUYERS

                                                               BUYER ADDRESS                BUYER'S REPRESENTATIVE'S ADDRESS
                     BUYER                                 AND FACSIMILE NUMBER                   AND FACSIMILE NUMBER
                     -----                                 --------------------                   --------------------

PRENTICE CAPITAL PARTNERS, LP                      c/o Prentice Capital Management,           Lowestein Sandler PC
                                                   L.P.                                       1251 Avenue of the Americas
                                                   623 Fifth Avenue, 32nd Floor               New York, New York  10020
                                                   New York, New York 10022                   Attention:  Michael D. Maline,
                                                   Attention: Mathew Hoffman                  Esq.
                                                   Fax:  (212) 756-1471                       Facsimile: (212) 262-7402
                                                   Telephone: (212) 756-8051                  Telephone:  (212) 262-6700

PRENTICE CAPITAL PARTNERS QP, LP                   c/o Prentice Capital Management,           Lowenstein Sandler PC
                                                   L.P.                                       1251 Avenue of the Americas
                                                   623 Fifth Avenue, 32nd Floor               New York, New York  10020
                                                   New York, New York 10022                   Attention:  Michael D. Maline,
                                                   Attention: Mathew Hoffman                  Esq.
                                                   Fax:  (212) 756-1471                       Facsimile: (212) 262-7402
                                                   Telephone: (212) 756-8051                  Telephone:  (212) 262-6700

PRENTICE CAPITAL OFFSHORE, LTD.                    c/o Prentice Capital Management,           Lowenstein Sandler PC
                                                   L.P.                                       1251 Avenue of the Americas
                                                   623 Fifth Avenue, 32nd Floor               New York, New York  10020
                                                   New York, New York 10022                   Attention:  Michael D. Maline,
                                                   Attention: Mathew Hoffman                  Esq.
                                                   Fax:  (212) 756-1471                       Facsimile: (212) 262-7402
                                                   Telephone: (212) 756-8051                  Telephone:  (212) 262-6700

GPC XLIII, LLC                                     c/o Prentice Capital Management,           Lowenstein Sandler PC
                                                   L.P.                                       1251 Avenue of the Americas
                                                   623 Fifth Avenue, 32nd Floor               New York, New York  10020
                                                   New York, New York 10022                   Attention:  Michael D. Maline,
                                                   Attention: Mathew Hoffman                  Esq.
                                                   Fax:  (212) 756-1471                       Facsimile: (212) 262-7402
                                                   Telephone: (212) 756-8051                  Telephone:  (212) 262-6700

PEC I, LLC                                         c/o Prentice Capital Management,           Lowenstein Sandler PC
                                                   L.P.                                       1251 Avenue of the Americas
                                                   623 Fifth Avenue, 32nd Floor               New York, New York  10020
                                                   New York, New York 10022                   Attention:  Michael D. Maline,
                                                   Attention: Mathew Hoffman                  Esq.
                                                   Fax:  (212) 756-1471                       Facsimile: (212) 262-7402
                                                   Telephone: (212) 756-8051                  Telephone:  (212) 262-6700

S.A.C. CAPITAL ASSOCIATES, LLC                     c/o S.A.C. Capital Advisors, LLC           Willkie Farr & Gallagher LLP
                                                   72 Cummings Point Road                     787 Seventh Avenue
                                                   Stamford, Connecticut 06902                New York, New York  10019
                                                   Attn: Peter Nussbaum                       Attention:  Robert B. Stebbins,
                                                   Telephone: (203) 890-2094                  Esq.
                                                   Facsimile: (203) 890-2393                  Facsimile: (212) 728-9736
                                                                                              Telephone:  (212) 728-8736
                                                   with a copy to:

                                                   Prentice Capital Management, L.P.
                                                   623 Fifth Avenue
                                                   32nd Floor
                                                   New York, New York 10022
                                                   Attn: Mathew Hoffman
                                                   Telephone: (212) 756-8051
                                                   Facsimile: (212) 756-1471

                                                                      EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

Mr. Steven J. Hoffman
Wells Fargo Bank, N.A.
Shareowner Services
MAC N9100-030
161 North Concord Exchange
South St. Paul, MN  55075-1139

                  Re:      G-III Apparel Group, Ltd.

Ladies and Gentlemen:

                  [We are][I am] counsel to G-III Apparel Group, Ltd., a
Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "SECURITIES
PURCHASE AGREEMENT") entered into by and among the Company and the buyers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders shares of the Company's common stock, $0.01 par value per share (the
"COMMON STOCK") and warrants exercisable for shares of Common Stock (the
"WARRANTS"). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "REGISTRATION
RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights
Agreement), including the shares of Common Stock issuable pursuant to the
Securities Purchase Agreement and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the
"1933 ACT"). In connection with the Company's obligations under the Registration
Rights Agreement, on ____________ ___, 200_, the Company filed a Registration
Statement on Form S-1 (File No. 333-_____________) (the "REGISTRATION
STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

                  In connection with the foregoing, [we][I] advise you that a member of the SEC's staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933
Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and
[we][I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                  This letter, subject to the assumptions set forth below, shall serve as our standing opinion to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the
Company's Irrevocable Transfer Agent Instructions dated July 13, 2006. In rendering the foregoing opinion, we have assumed that, at the time of any transfer pursuant to the Registration Statement, (a) such Registration Statement will be effective and will not be the subject of any pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act; (b) neither the Company, nor any underwriter or participating dealer, if any, with respect to any offering to effect a transfer pursuant to the Registration Statement, is the subject of a pending proceeding under Section 8A of the 1933 Act in connection with such offering; (c) that the Company will have filed with the SEC a prospectus that satisfies the requirements of Section

10(a) of the Securities Act and that such prospectus as of the time of such transfer does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (d) that the Company has not suspended the use of the Registration Statement as permitted under the terms of the
Registration Rights Agreement; and (e) the transfer is not a transfer of Warrant
Shares not then covered by the Registration Statement due to the occurrence of anti-dilution adjustments under the terms of the Warrants such that the
Registration Statement, as then in effect, does not cover the resale of a sufficient number of Warrant Shares.

                                                 Very truly yours,

                                                 [ISSUER'S COUNSEL]

                                                 By:
                                                    ---------------------
CC:      [LIST NAMES OF HOLDERS]

                                                                       EXHIBIT B

                              SELLING STOCKHOLDERS

         The shares of Common Stock being offered by the selling shareholders were issued pursuant to the Securities Purchase Agreement and are issuable upon exercise of the warrants. For additional information regarding the issuance of those shares and warrants, see "Private Placement of Shares and Warrants" above.
We are registering the shares of Common Stock in order to permit the selling shareholders to offer the shares for resale from time to time. [Except for the ownership of the Shares and Warrants issued pursuant to the Securities Purchase
Agreement, the selling shareholders have not had any material relationship with us within the past three years.]

         The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling shareholders. The second column lists the number of shares of Common
Stock beneficially owned by each selling shareholder, based on its ownership of the shares of Common Stock and warrants, as of ________, 2006, assuming exercise of the warrants held by the selling shareholders on that date, without regard to any limitations on exercise.

         The third column lists the shares of Common Stock being offered by this prospectus by the selling shareholders.

         In accordance with the terms of registration rights agreements with the selling shareholders, this prospectus generally covers the resale of at least the sum of (i) the number of shares of Common Stock issued as of the trading day immediately preceding the date the registration statement is initially filed with the SEC and (ii) the number of shares of Common Stock issuable upon exercise of the related warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC. Because the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

         Under the terms of the warrants, a selling shareholder may not exercise the warrants to the extent such exercise would cause such selling shareholder, together with its affiliates, to beneficially own a number of shares of Common
Stock which would exceed 4.99% of our then outstanding shares of Common Stock following such exercise, excluding for purposes of such determination shares of
Common Stock issuable upon exercise of the warrants which have not been exercised. Pursuant to the terms of the warrants, a selling shareholder, by 61 days' written notice to us, may increase or decrease this percentage to any other percentage not in excess of 9.99%. The number of shares in the second column does not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."

                                                                       MAXIMUM NUMBER OF
                                            NUMBER OF ORDINARY       ORDINARY SHARES TO BE      NUMBER OF ORDINARY
                                          SHARES OWNED PRIOR TO      SOLD PURSUANT TO THIS      SHARES OWNED AFTER
NAME OF SELLING STOCKHOLDER                      OFFERING                  PROSPECTUS                 OFFERING
                                                 --------                  ----------                 --------

[NAME]                                                                                                   0

                              PLAN OF DISTRIBUTION

         We are registering the shares of Common Stock issued to the selling shareholders and issuable upon exercise of the warrants to permit the resale of these shares of Common Stock by the holders of the shares of Common Stock and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

         The selling shareholders may sell all or a portion of the shares of
Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

o   on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

o   in the over-the-counter market;

o   in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

o   through the writing of options, whether such options are listed on an options exchange or otherwise;

o   ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o   block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o   purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o   an exchange distribution in accordance with the rules of the applicable exchange;

o   privately negotiated transactions;

o   short sales;

o   sales pursuant to Rule 144;

o   broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

o   a combination of any such methods of sale; and

o   any other method permitted pursuant to applicable law.

         If the selling shareholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive

                                       2

commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of Common
Stock for whom they may act as agent or to whom they may sell as principal
(which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common
Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of
Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

         The selling shareholders may pledge or grant a security interest in some or all of the warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of
Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The selling shareholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be "underwriters"
within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

         Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

         There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

         The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange
Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common
Stock to engage in market-making activities with respect to the shares of Common
Stock. All of the foregoing may affect the marketability of the shares of Common
Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

                                       3

         We will pay all expenses of the registration of the shares of Common
Stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws;
provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

         Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

                                       4